Exhibit 10.2

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1 | 8

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		15. PROJECT NO. (If applicable)
P00032		09/01/2016	See Schedule
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**]			[**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) DIGITALGLOBE, INC. 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.     FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase:	[**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Option Exercise IAW Special Contract Requirement H.24 and Incremental Funding IAW Para B.10 & B.16
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:   31-1420852

DUNS Number:   789638418

The purpose of this modification is to exercise Option 6 Contract Year 7 effective 01-September- 2016 for contract line item (CLIN) 0601 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity ), CLIN 0604 Value-Added Products And Services, CLIN 0605 Physical Media Delivery and CLIN 0606 System Engineering Services Support. Addition ally, this modification:

A. Provides incremental funding in the amount [**REDACTED**] under CLIN 0601, Service Level Agreement (informational  Sub-CLINs  060101 and 060102). CLIN 0601 is funded through 02-November-2016.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]	16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]

15B. CONTRACTOR/OFFEROR [**REDACTED**]	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED [**REDACTED**]
[**REDACTED**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01 -152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		2	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

B.  Provides incremental funding in the amount of [**REDACTED**] under CLIN 0606 by reallocating [**REDACTED**] from informational Sub-CLIN 050604 to informational Sub-CLIN 060601.

C.  Reallocates unused Value-Added Products And Services indefinite-quantity ordering CLIN ceiling value from CLIN 0504 (Option 5 Contract Year 6) to CLIN 0604.

D.  Reallocates unused Physical Media Delivery indefinite-quantity ordering CLIN ceiling value from CLIN 0505 (Option 5 Contract Year 6) to CLIN 0605.

E.  Reallocates unused System Engineering Services Support time and material CLIN ceiling value from CLIN 0506 (Option 5 Contract Year 6) to CLIN 0606.

Total funding obligated under the Contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**].

The total value of the Contract, including unexercised options, remains unchanged.

These Options are exercised in accordance with the terms and conditions of the Contract. The performance period is extended through

31-August-2017. Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and

23 are attached hereto):

a.  Under CLIN Series 0500, Contract Year 6:

(1)  Under CLIN 0504, the Maximum Total Price is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. Funds obligated remain at zero.

(2)  Under CLIN 0505, the Maximum Total Price is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		3	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. Funds obligated remain at [**REDACTED**].

(3)  Under CLIN 0506, the Maximum Total Price is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Obligated Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

(4)  Under Subtotal Contract Year 6 the Maximum Total Price is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Obligated Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

b.  Under CLIN Series 0600, Contract Year 7:

(1)  Under CLIN 0601, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

(2)  Under CLIN 0604, the Maximum Total Price is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. Funds obligated remain at zero.

(3) Under CLIN 0605, the Maximum Total Price is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is increased by [**REDACTED**] to [**REDACTED**] as a result of the change to the Maximum Total Price. Funds obligated remain at zero.

(4) Under CLIN 0606, the Maximum Total Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		4	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Price is increased by [**REDACTED**] from

[**REDACTED**] to [**REDACTED**]. The Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is increased to [**REDACTED**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

(5) Under Subtotal Contract Year 7, the Maximum Total Price is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased to [**REDACTED**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

c. Under Total Contract Value with Options, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

2.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect (change page 34a is attached hereto):

a.  The [**REDACTED**] new obligation under CLIN 0601 informational Sub-CLINs 060101 and 060102.

b.  The [**REDACTED**] reallocation from CLIN 0506 informational Sub-CLIN 050604 to CLIN 0606 informational Sub-CLIN 060601.

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2017

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		5	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Change Item 0504 to read as follows(amount shown is the obligated amount):
0504

Commercial Satellite Imagery - Value-Added Products and Services.

Obligated Amount: [**REDACTED**]

Award Type: Indefinite-quantity Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:            [**REDACTED**]

Max. Amount: [**REDACTED**]

Minimum Guaranteed: N Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0505 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0505

Commercial Satellite Imagery - Physical Media Delivery. Ceiling Value [**REDACTED**]

Award Type: Indefinite-quantity Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:            [**REDACTED**]| Max. Amount:

[**REDACTED**]

Minimum Guaranteed: N CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:  7640   Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G85156AS19

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0506 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0506

Commercial Satellite Imagery - System Engineering Services Support. Ceiling Value [**REDACTED**]
Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:  7640   Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		6	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 050604 to read as follows(amount shown is the obligated amount):

050604

System Engineering Services Support. Funding for RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NSX8G16116AS32

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0601 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0601

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery

Acquisition/Operations (Baseline Collection Capacity). [**REDACTED**] per year

CLIN VALUE: [**REDACTED**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017 Add Item 060101 as follows:

[**REDACTED**]
060101

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NSX8G86111AS30

Accounting Info:

[**REDACTED**]

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		7	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Funded: [**REDACTED**] Period of Performance: 09/01/2016 to 08/31/2017 Add Item 060102 as follows:
060102

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NSX8G86111AS30

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 0604 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0604

Commercial Satellite Imagery - Value-Added Products and Services.

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:    [**REDACTED**]| Max. Amount:

[**REDACTED**]

Minimum Guaranteed: N

CLIN VALUE: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 0605 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0605

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 0606 to read as follows(amount shown is the obligated amount):

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00032	PAGE	OF
		8	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0606

Commercial Satellite Imagery - System Engineering

Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Add Item 060601 as follows:

[**REDACTED**]
060601

System Engineering Services Support. Funding for

RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NSX8G16116AS32

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2016 to 08/31/2017

[**REDACTED**]
	G-1 Accounting and Appropriation Data [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] Total:				Amount [**REDACTED**] [**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00032

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00032

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,586,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

Contract Page 23 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00032

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

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UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1